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                                     EXHIBIT 23.1


                  INDEPENDENT AUDITORS' CONSENT - ERNST & YOUNG LLP


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                                                                    EXHIBIT 23.1

                  CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) of Vyrex Corporation for the registration of 2,875,000 shares of its common stock and to the incorporation by reference therein of our report dated February 12, 1998, with respect to the financial statements of Vyrex Corporation included in its Annual Report (Form 10-KSB) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.




                                             ERNST & YOUNG LLP


San Diego, California
April 15, 1998